EXHIBIT 10.24

                                                        EXECUTION COPY

                        REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June
__, 2000 is made and entered into by and among Jackpot Enterprises, Inc., a Nevada corporation (the "Company") and each of the purchasers set forth on the signature pages attached hereto (collectively, the "Holders").

        1. Background.  Pursuant to that certain Subscription
Agreement and Investment Representation, dated on even date herewith (the "Subscription Agreement"), by and among the Company and the Holders, the Company has agreed to sell and the Holders have agreed to purchase Convertible Subordinated Debentures of the Company of a principal amount of ________ (the "Debentures"), which are convertible into shares of Common Stock of the Company, par value $.01 per share (the "Common Stock") under the terms and conditions specified in the Subscription Agreement and the Debenture.

        2. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

        "Exchange Act" - The Securities Exchange Act of 1934, as amended.

        "Holders" - The Holders, together with their respective successors and assigns.

        "Person" - Any individual, partnership, company, joint venture, corporation, trust, limited liability company, unincorporated organization or government or any department or agency thereof.

        "Registrable Securities" - Any shares of Common Stock issued or issuable upon the conversion of the Debentures held by the Holders and any shares of Common Stock which may be issued or distributed in respect of such Common Stock by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

        "Registration Expenses" - Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 5, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (vi) the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting or broker discounts and selling commissions and transfer taxes, if any.

        "Securities Act" - The Securities Act of 1933, as amended.

        "SEC" - The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

        3. Piggyback Registrations.

           (i) Right to include Registrable Securities.  If the
Company at any time after the date hereof and prior to the maturity date of the Debentures proposes to register its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will each such time give written notice at least thirty (30) days prior to filing any registration statement under the Securities Act to Holders of its intention to do so and of such Holders' rights under this Section 3. Upon the written request to register any Registrable Securities of Holders made within twenty
(20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Holders), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Holders; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) if such registration involves an underwritten offering, Holders must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, Holders may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

           (ii) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its good faith opinion, the amount of securities requested to be included in such registration exceeds the amount which can be sold in such offering, so as to be likely to have a material adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration first, all securities proposed by the Company to be sold for the Company's own account, second any amount of other securities including the Registrable Securities requested to be included in such registration by Holders ("Other Securities") of the Company held by all other security holders which the Company has agreed to register which, in the good faith opinion of such managing underwriter, can be sold without causing a material adverse effect on the offering, with such amount of Other Securities to be allocated pro rata among the Holders and such other holders on the basis of the relative number of shares of Other Securities owned by the Holders and such other holders.

           (iii) Expenses.  The Company will pay all Registration
Expenses in connection with each registration of Registrable Securities requested pursuant to this Section.

        4. Demand Registrations.

        (a)  Long Form.

           (i) Upon the written request of the Holders, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by the Holders thereof to be registered under the Securities Act as expeditiously as possible. If the Company determines to include shares to be sold by it in any Registration Statement requested pursuant to this Section 4(a), such Registration Statement shall be deemed to have been a registration under Section 3 of this Agreement, and not a registration under this Section 4(a), unless Holders are able to include in such Registration Statement all of the Registrable Securities initially requested for inclusion in such Registration Statement. The Company may postpone for up to 180 days a demand registration under this Section 4(a) if the Board of Directors of the Company reasonably and in good faith determines that such filing would be materially detrimental to the Company or require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on the Company or any plan or proposal by the Company or any of its subsidiaries to engage in any transaction of assets or any merger, consolidation, tender offer, or other significant transaction; provided, however, that the Company may take such action pursuant to this final sentence of this Section 4(a)(i) only one time in any eighteen (18) month period.

           (ii)  If a requested registration involves an
underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the securities included shall be determined in the following order of priority: first, the Registrable Securities of the Holders, and second, any other securities of the Company which the managing underwriter agrees to include.

           (iii) The obligations of the Company under this
Section 4(a) shall terminate after the Company has effected one (1) registration under this Section 4.

           (b)   Short Form.

           (i) In addition to the rights provided to the Holders in Sections 3 and 4(a) above, at such time as the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the SEC which permits short form registration using extensive incorporation by reference), the Company will so notify Holders. Thereafter, upon the request of Holders, the Company will effect qualification and registration under the Securities Act on said Form S-3 or other short form registration of all or such portion of the Registrable Securities as the Holder shall specify.

           (ii)  Notwithstanding Section 4(b)(i) above, the
Company shall not be obligated to effect any registration unless the aggregate offering price of the Registrable Securities to be sold in any such Registration Statement shall be estimated to be at least $500,000 or if the Company, within 10 days of receipt of such request, delivers notice of its intent to file a registration statement within 90 days. The Company shall not be required to effect more than two (2) registrations pursuant to this Section 4(b) upon demand of the Holders.

           (c) Right to Rescind.  A requested registration under this
Section 4 may be rescinded by written notice to the Company prior to such registration being declared effective by the SEC; provided, however, that such rescinded registration shall not count as a registration for purposes of
Section 4(a)(iii) or Section 4(b)(ii) if the Company shall have been reimbursed (pro rata by those requesting registration or in such other proportion as they may agree) for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration.

           (d) Expenses.  The Company will pay all Registration
Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.

        5. Shelf Registration.

           (i) The Company shall file with the SEC, as soon as reasonably practicable following the issuance of the first Debenture, but in no event later than nine (9) months following the issuance of the first Debenture, a registration statement in connection with the resale, pursuant to open market or privately negotiated transactions, of the Registrable Securities on a continuous basis pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement"), which Shelf Registration Statement shall be in a form that can be declared effective as soon as reasonably practicable after the filing thereof. The Company shall use its reasonable best efforts to have the staff of the SEC declare the Shelf Registration Statement effective as soon as reasonably practicable following the filing thereof.

           (ii) The Company shall use its best efforts to file such Shelf Registration Statement and to keep such Shelf Registration Statement continuously effective under the Securities Act until the date which is eighteen (18) months from its effective date, or such shorter period ending when all the Registrable Securities covered by such Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement.

           (iii) The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such registration statement, if required by the Securities Act, or if reasonably requested by the Holders or by any underwriter of the Registrable Securities registered thereunder.

        6. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

            (i) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as promptly as possible; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 3 or delay any registration of its securities which is being effected pursuant to Section 4 at anytime prior to the effective date of the registration statement relating thereto;

            (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will if requested by the Holders furnish to counsel of the Holders copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

           (iii) furnish to Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as Holders may reasonably request in order to facilitate the disposition of the Registrable Securities by Holders;

           (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Holders shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

           (v)   use its best efforts to cause such Registrable
Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities;

            (vi) notify Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 6, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (viii) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (x) make available for inspection by Holders, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Holders, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (xi) notify the Holders and the Holders' counsel promptly in writing (A) of any comments by the SEC with respect to any registration statement or prospectus, or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (B) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or prospectus or any amendment or supplement thereto or the initiation of any proceedings for the purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (xii) use its best efforts to obtain from its independent certified public accountants a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

                  (xiii) use its best efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Holders selling Registrable Securities in such registration);

                  (xiv) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities; and

                  (xv) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

        The Company may require each Holder to furnish the Company with such information regarding Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

        Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 6, Holders will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Holders' receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 6, and, if so directed by the Company, Holders will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Holders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 6 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 6 and including the date when Holders shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 6.

        6.             Indemnification.

                  (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 3, 4 and 5 hereof, the Company will, and it hereby does, indemnify and hold harmless Holders, each affiliate of Holders and their directors and officers (and the partners, members, directors, officers, affiliates and controlling Persons of each of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls Holders or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which any such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse, as incurred, such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission of material fact made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to Holders furnished to the Company by Holders specifically stating that it is for use in the preparation thereof, nor shall the Company be liable for any amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holders or any other Indemnified Party and shall survive the transfer of such securities by Holders.

                  (b) Indemnification by Holders. In the event of any registration of any securities of the Company under the Securities Act in accordance with Section 6 herein, Holders shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 7) the Company, each of its directors, each of its officers who signed the registration statement pursuant to which any shares of Holders are sold, each person, if any, who controls the Company within the meaning of the Securities Act, and all other prospective sellers or any underwriter, as the case may be, with respect to any statement or alleged statement of material fact in or omission or alleged omission of material fact from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to Holders or underwriter furnished to the Company by Holders specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the liability of such indemnifying party under this Section 7(b) shall be limited to the amount of net proceeds received by such indemnifying party from the offering giving rise to such liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by Holders.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Contribution. If the indemnification provided for in this Section 7 shall for any reason be held by a court to be unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph (a) or (b) hereof, the indemnified party and the indemnifying party under paragraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Holders that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage, liability, or action in respect thereof, as well as any other relevant equitable consideration or (ii) if the allocation provided by such clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Holders from the offering of such securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, however, that the contribution of Holders under this Section 7(d) shall be limited to the amount of net proceeds received by Holders from the offering giving rise to such contribution. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                  (e) Indemnification Payments. The indemnification required by this Section 6 shall be effected by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

        7. Rule 144: The Company covenants that it will make all required filings with the SEC on a timely basis and will take all action as Holders may reasonably request, all to the extent required from time to time to enable Holders to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by
(i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Holders, the Company will deliver to Holders a written statement as to whether it has complied with such requirements at any time after 90 days after the effective date of the first Registration Statement filed by the company for an offering of its securities to the general public.

        8.             Miscellaneous.

                  (i) Amendments and Waivers. This Agreement may only amended by written instrument executed by all parties. A waiver by any party of a breach of any term of this Agreement shall only be effective if such waiver is in writing and signed by the party waiving the breach.

                  (ii) Assignment. Notwithstanding anything herein to the contrary, the registration rights of Holders under Sections 3 and 4 hereof may be assigned only to a party who acquires at least 10% of the Debentures outstanding as of the date of this Agreement or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof, unless the transfer is to a person that directly, or indirectly through intermediaries, controls, or is controlled by, or is under common control with, the Holders, which shall be a permitted transfer regardless of the number of shares being transferred; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement.

                  (iii) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  (iv) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, nationally recognized overnight courier, telecopier or hand delivery:


If to the Company:
Jackpot Enterprises, Inc.
1110 Palms Airport Drive
Las Vegas, Nevada 89119
Fax No.:
Attention:



     With a copy (which
     shall not
     constitute notice)
     to:
Camhy Karlinsky & Stein LLP
1740 Broadway
New York, NY 10019
Fax No.:  (212) 977-8389
Attention:  Alan I. Annex, Esq.



If to the Holders:
To the address set forth under
the signature block of such
Purchaser set forth on the
signature pages attached hereto



        All such notices and communications shall be deemed to have been given or made (1) when delivered, if delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, (3) when telecopied, receipt acknowledged, or (5) one business day after being deposited with a national overnight courier.

                  (v) Descriptive Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                  (vi) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, causes, phrases or sentences thereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (vii) Counterparts. This Agreement may be executed in counterparts, by facsimile, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of the Agreement to produce or account for more than one such counterpart.

                  (viii) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

                  (ix) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

                  (x) No Conflict of Rights. The Company represents and warrants to the Holders that the registration rights granted to the Holders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby. In any underwritten public offering initiated pursuant to Section 4, the managing underwriter shall be a nationally recognized investment banking firm selected by the Company and reasonably acceptable to the Holders.

                  (xi) Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

                  [The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

                            JACKPOT ENTERPRISES, INC.


                            By:
                                 Name:
                                 Title:


                         GILBERT GLOBAL EQUITY PARTNERS, L.P.


                            By:
                                  Name:    Richard W. Gaenzle, Jr.
                                  Title:   Authorized Signatory
                                 Address for Notice:
                                 c/o GGEP Investments, L.L.C.
                                 785 Smith Ridge Road
                                 New Canaan, CT 06840
                                 Fax No.: (203) 972-0250
                                 Attention: Steven J. Gilbert

                            With a copy to:
                                 Gilbert Global Equity Capital, L.L.C.
                                 590 Madison Avenue, 40th Floor
                                 New York, N.Y. 10022
                                 Fax No.: (212) 702-7990
                                 Attention:

                            With a copy to:
                                 Mayer Brown & Platt
                                 1675 Broadway
                                 New York, N.Y. 10019-5820
                                 Fax No.: (212) 262-1910
                                 Attention: Thomas M. Vitale


           [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


                            GILBERT GLOBAL EQUITY PARTNERS
                            (BERMUDA), L.P.


                            By:
                                  Name:    Richard W. Gaenzle, Jr.
                                  Title:   Authorized Signatory
                                 Address for Notice:
                                 Clarendon House
                                 2 Church Street
                                 P.O. Box 666
                                 Hamilton, HM EX
                                 Bermuda
                                 Fax No.: (441) 292-4720
                                 Attention: Wayne Morgan

                            With a copy to:
                                 Gilbert Global Equity Capital, L.L.C.
                                 590 Madison Avenue, 40th Floor
                                 New York, N.Y. 10022
                                 Fax No.: (212) 702-7990
                                 Attention:

                            With a copy to:
                                 Mayer Brown & Platt
                                 1675 Broadway
                                 New York, N.Y. 10019-5820
                                 Fax No.: (212) 262-1910
                                 Attention: Thomas M. Vitale


                            ______________________________________
                                 STEVE KOTLER
                                      Address for Notice:
                                      c/o Gilbert Global Equity Capital, L.L.C.
                                      590 Madison Avenue, 40th Floor
                                      New York, N.Y. 10022
                                      Fax No.: (212) 702-7990



            [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                     ZBBF-J-NET ENTERPRISES (a California
                               partnership)


                            By:
                                  Name:    Harry M. Brittenham
                                  Title:   Managing Partner
                                 Address for Notice:
                                 1801 Century Park West
                                 Los Angeles, California 90067


                            THE DAVID MARKIN TRUST
                                 Address for Notice:
                                 1801 Century Park West, Los Angeles
                                 California, 90067



                            By:
                                  Name:    David Markin
                                  Title:   Trustee
                                 Address for Notice:
                                 70 Blossom Way
                                 Palm Beach, Florida 33480



                            _____________________________________
                                 DAVID MARKIN
                                 Address for Notice:
                                 70 Blossom Way
                                 Palm Beach, Florida 33480



                            _____________________________________
                                 MARC & ANNE HIRSCHFIELD
                                 Address for Notice:
                                 3490 Clubhouse Drive, I-2
                                 Wilson, Wyoming 83014


            [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                    THE ALAN J. HIRSCHFIELD LIVING TRUST


                            By:___________________________________
                                 Name:
                                 Title:
                                      Address for Notice:
                                      3490 Clubhouse Drive, I-2
                                      Wilson, Wyoming 83014



                            ______________________________________
                                 SCOTT E. HIRSCHFIELD
                                      Address for Notice:
                                      3490 Clubhouse Drive, I-2
                                      Wilson, Wyoming 83014



                            ______________________________________
                                 LAURA Y. HIRSCHFIELD
                                      Address for Notice:
                                      1500 Grand Avenue
                                      Seattle, Washington 98122



                            THE ALAN J. HIRSCHFIELD GST EXEMPT TRUST


                            By:___________________________________
                                 Name:
                                 Title:
                                      Address for Notice:
                                      3490 Clubhouse Drive, I-2
                                      Wilson, Wyoming 83014




           [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                            THE JAMES & TONY KAPLAN TRUST


                            By:___________________________________
                                 Name:
                                 Title:
                                      Address for Notice:
                                      16705 Huerta Road
                                      Encino, California 91436



                            _____________________________________
                                 JOSE F. FANJUL
                                      Address for Notice:
                                      340 Royal Ponciana Way
                                      Suite 316
                                      Palm Beach, Florida 33480


                            _____________________________________
                                 ALFONSO  FANJUL
                                      Address for Notice:
                                      340 Royal Ponciana Way
                                      Suite 316
                                      Palm Beach, Florida 33480


                            M LIMITED LIABILITY COMPANY



                            By:___________________________________
                                 Name:
                                 Title:
                                      Address for Notice:
                                      2016 N. Pitcher Street
                                      Kalamazoo, Michigan 49007

           [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]



                            ______________________________________
                                 DAVID ROBERTS
                                      Address for Notice:
                                      89 Blackberry Drive
                                      Stamford, Connecticut 06903



                            ______________________________________
                                 LOUIS V. GERSTNER, III
                                      Address for Notice:
                                      124 East 79th Street
                                      New York, New York 10021


                            TESSLER-3, LLC


                            By:___________________________________
                                 Name:     Andrea L. Tessler
                                 Title:    Member
                                      Address for Notice:
                                      4020 Lake Creek Drive
                                      Suite 100
                                      Wilson, Wyoming 83014


                            ALEXANDER ENTERPRISE HOLDINGS CORP.



                            By:__________________________________
                                 Name:
                                 Title:
                                      Address for Notice:
                                      Falcon Cliff, Palace Road
                                      Douglas,
                                      Isle of Man


            [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                            ______________________________________
                                 ALLAN R. TESSLER
                                      Address for Notice:
                                      3790 Clubhouse Drive, P.O. Box 7443
                                      Wilson, Wyoming 83001


                            MEISTER BROTHERS HOLDINGS, LLC


                            By:___________________________________
                                 Todd Meister
                                 Managing Member
                                      Address for Notice:
                                      c/o Data Broadcasting Corporation
                                      498 7th Avenue
                                      New York, New York 10018





                            ______________________________________
                                 MARK W. HOBBS
                                      Address for Notice:
                                      5124 N. Meadow Ridge Circle
                                      McKinney, Texas 75070





                            ______________________________________
                                 STEVEN L. KORBY
                                      Address for Notice:
                                      8838 Farquhar Circle
                                      Dallas, Texas 75209





           [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]